SUNAMERICA EQUITY FUNDS

  Supplement to the Statement of Additional Information dated February 20, 2004

         Effective immediately, the first paragraph on page B-72 of the Statement of Additional Information, under the heading "ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES" is replaced in its entirety with the following paragraph:

                       Upon making an  investment  in shares of a Portfolio,  an
         open account will be established under which shares of such Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at
         (800) 858-8850.

Dated: October 6, 2004




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